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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  January 29, 1998

                                 WORLDCOM, INC.
             (Exact Name of Registrant as Specified in its Charter)


Georgia                          0-11258                  58-1521612
(State or Other              (Commission File               (IRS Employer
Jurisdiction of                   Number)                (Identification Number)
Incorporation)


                             515 East Amite Street
                        Jackson, Mississippi 39201-2702
                    (Address of Principal Executive Office)


      Registrant's telephone number, including area code:  (601) 360-8600





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On January 29, 1998, WorldCom, Inc., a Georgia corporation ("WorldCom"), acquired Brooks Fiber Properties, Inc., a Delaware corporation ("BFP"), pursuant to the merger (the "BFP Merger") of BV Acquisition, Inc. ("Acquisition Subsidiary"), a wholly owned subsidiary of WorldCom, with and into BFP. Upon consummation of the BFP Merger, BFP became a wholly owned subsidiary of WorldCom. The BFP Merger was effected pursuant to an Amended and Restated Agreement and Plan of Merger dated as of October 1, 1997 by and among WorldCom, BFP and Acquisition Subsidiary (the "BFP Merger Agreement").

         As a result of the BFP Merger, each share of BFP common stock was converted into the right to receive 1.85 shares of WorldCom common stock or approximately 72.6 million WorldCom common shares in the aggregate.

         Upon effectiveness of the BFP Merger, the then outstanding and unexercised options and warrants exercisable for shares of BFP common stock were converted into options and warrants, respectively, exercisable for shares of WorldCom common stock having the same terms and conditions as the BFP options and warrants, except that the exercise price and the number of shares issuable upon exercise were divided and multiplied, respectively, by 1.85.

         The basic terms of the BFP Merger, and the relationships between WorldCom and BFP and their respective directors and executive officers, were described in the Proxy Statement/Prospectus dated December 24, 1997 filed in connection with WorldCom's Registration Statement on Form S-4 (Registration No. 333-43253), which is incorporated by reference herein. The terms of the BFP Merger were determined in accordance with the BFP Merger Agreement and were established through arm's length negotiations between WorldCom and BFP.

         Through its acquisition of BFP, WorldCom acquired a local telecommunications network operational or under construction in 44 U.S. cities. WorldCom intends to continue using property, plant and equipment acquired pursuant to the BFP Merger, for the purposes previously noted, subject to possible determinations to eliminate duplicate facilities.

ITEM 5.  OTHER EVENTS

         On February 2, 1998, WorldCom announced the merger of CompuServe Corporation ("CompuServe"), a Delaware corporation, pursuant to the merger (the "CompuServe Merger") of Walnut Acquisition Company, L.L.C., a wholly owned subsidiary of WorldCom, with and into CompuServe. Upon consummation of the CompuServe Merger, which was effective January 31, 1998, CompuServe became a wholly owned subsidiary of WorldCom. The CompuServe Merger was effected pursuant to an Agreement and Plan of Merger by and among H&R Block, Inc., H&R Block Group, Inc., CompuServe, WorldCom and Walnut Acquisition Company, L.L.C. dated as September 7, 1997.

         As a result of the CompuServe Merger, each share of CompuServe common stock was converted into the right to receive 0.40625 Shares of WorldCom Common Stock or approximately 37.6 million WorldCom common shares in the aggregate.

         On February 2, 1998, WorldCom also announced that it had acquired ANS Communications, Inc. from America Online, Inc. ("AOL"), and has entered into five year contracts with AOL under which WorldCom and its subsidiaries will provide network services to AOL (collectively, the "AOL Transaction"). As part of the AOL Transaction, AOL received CompuServe's Interactive Services Division and $175 million in cash. WorldCom is retaining the CompuServe Network Services division.

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         The basic terms of the CompuServe Merger and the AOL Transaction, and the relationships between WorldCom and CompuServe and their respective directors and executive officers, were described in the Proxy Statement/Prospectus dated December 24, 1997 filed in connection with WorldCom's Registration Statement on Form S-4 (Registration No. 333-43261), which is incorporated by reference herein. The terms of the CompuServe Merger and the AOL Transaction were determined in accordance with the CompuServe merger agreement and were established through arm's length negotiations between WorldCom, CompuServe and AOL, respectively.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of businesses acquired.
                 N/A

(b)      Pro Forma financial information.
                 N/A

(c)      Exhibits
             See Exhibit Index





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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 12, 1998


                                             WORLDCOM, INC.



                                             By:  /s/ Scott D. Sullivan
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                                                  Scott D. Sullivan
                                                  Chief Financial Officer





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                                 EXHIBIT INDEX

       Exhibit No.        Description of Exhibit
       -----------        ----------------------

         2.1 Amended and Restated Agreement and Plan of Merger by and among WorldCom, BV Acquisition, Inc. and BFP dated as of October 1, 1997 (filed as Exhibit 2.1 to WorldCom's Registration Statement on Form S-4, Registration No. 333-43253, and incorporated herein by this reference)*

         2.2 Agreement and Plan of Merger by and among H&R Block, Inc., H&R Block Group, Inc., CompuServe, WorldCom and Walnut Acquisition Company, L.L.C. dated as of September 7, 1997 (filed as Exhibit 2.1 to
                          WorldCom's Registration Statement on Form S-4, Registration No. 333-43261, and incorporated herein by this reference)*

         2.3 Purchase and Sale Agreement by and among America Online, Inc., ANS Communications, Inc. and WorldCom dated as of September 7, 1997 (incorporated herein by reference to Exhibit 2.4 to WorldCom's Current Report on Form 8-K dated September 7, 1997 (filed September 17, 1997) (File No. 0-11258))*

         99.1             Press Release dated January 29, 1998

         99.2             Press release dated January 30, 1998

         99.3             Press Release dated February 2, 1998

         99.4 Proxy Statement/Prospectus dated December 24, 1997 filed in connection with WorldCom's Registration Statement on Form S-4 (No. 333-43253) and incorporated herein by reference.

         99.5 Proxy Statement/Prospectus dated December 24, 1997 filed in connection with WorldCom's Registration Statement on Form S-4 (No. 333-43261) and incorporated herein by reference.






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*        The registrant hereby undertakes to furnish supplementally a copy of any omitted schedule to this Agreement to the Securities and Exchange Commission upon request.